Exhibit 99.2

FIRST QUARTER 2026

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC.
FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. In particular, forward-looking statements about Ally’s outlook, including expectations regarding net interest margin, adjusted other revenue, net-charge offs, non-interest expenses and average earning assets, and other forward-looking statements are based on our current expectations and are subject to various important factors that could cause actual results to differ materially, including general economic conditions, expectations regarding interest rates and inflation, monetary and fiscal policies in the United States and other jurisdictions, the composition of our balance sheet, including with respect to our loan and securities portfolios, the impact of our strategic initiatives, including recent initiatives involving our Credit Card and Mortgage operations, demand for new and used vehicles, new and used vehicle values and the impact of escalating tariffs and other trade policies on us, our customers and our strategic partners, and the economic impacts, volatility and uncertainty resulting therefrom. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described above and in our Annual Report on Form 10-K for the year ended December 31, 2025, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”).

Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

ALLY FINANCIAL INC.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Income Statement	4
Consolidated Period-End Balance Sheet	5
Consolidated Average Balance Sheet	6

ALLY FINANCIAL INC.
CONSOLIDATED INCOME STATEMENT

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	1Q 26	4Q 25	3Q 25	2Q 25	1Q 25	4Q 25	1Q 25
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$2,658	$2,690	$2,674	$2,624	$2,709	$(32)	$(51)
Interest on loans held-for-sale	9	7	6	6	5	2	4
Total interest and dividends on investment securities	223	234	241	239	221	(11)	2
Interest-bearing cash	81	88	92	95	98	(7)	(17)
Other earning assets	11	10	9	9	9	1	2
Operating leases	392	387	365	352	351	5	41

Total financing revenue and other interest income	3,374	3,416	3,387	3,325	3,393	(42)	(19)
Interest expense
Interest on deposits	1,233	1,268	1,302	1,329	1,403	(35)	(170)
Interest on short-term borrowings	19	18	11	5	1	1	18
Interest on long-term debt	265	274	265	258	271	(9)	(6)
Interest on other	—	2	—	1	—	(2)	—

Total interest expense	1,517	1,562	1,578	1,593	1,675	(45)	(158)
Depreciation expense on operating lease assets	268	256	225	216	240	12	28

Net financing revenue	$1,589	$1,598	$1,584	$1,516	$1,478	$(9)	$111
Other revenue
Insurance premiums and service revenue earned	360	366	361	359	364	(6)	(4)
Gain / (loss) on mortgage and automotive loans, net	(3)	(29)	(3)	(4)	1	26	(4)
Other gain / (loss) on investments, net	(21)	21	56	61	(499)	(42)	478
Other income, net of losses	177	167	170	150	197	10	(20)

Total other revenue	513	525	584	566	63	(12)	450
Total net revenue	2,102	2,123	2,168	2,082	1,541	(21)	561
Provision for loan losses	467	487	415	384	191	(20)	276
Noninterest expense
Compensation and benefits expense	491	475	447	430	505	16	(14)
Insurance losses and loss adjustment expenses	121	111	141	203	161	10	(40)
Goodwill impairment	—	—	—	—	305	—	(305)
Other operating expenses	623	664	652	629	663	(41)	(40)

Total noninterest expense	1,235	1,250	1,240	1,262	1,634	(15)	(399)
Pre-tax income (loss) from continuing operations	$400	$386	$513	$436	$(284)	$14	$684
Income tax (benefit) / expense from continuing operations	81	59	115	84	(59)	22	140

Net income (loss) from continuing operations	319	327	398	352	(225)	(8)	544
Loss from discontinued operations, net of tax	—	—	—	—	—	—	—

Net income (loss)	$319	$327	$398	$352	$(225)	$(8)	$544
Preferred Dividends	28	27	27	28	28	1	—

Net income (loss) available to common shareholders	$291	$300	$371	$324	$(253)	$(9)	$544

Note: Numbers may not foot due to rounding.

ALLY FINANCIAL INC.
CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	1Q 26	4Q 25	3Q 25	2Q 25	1Q 25	4Q 25	1Q 25
Cash and cash equivalents
Noninterest-bearing	$380	$405	$429	$530	$543	$(25)	$(163)
Interest-bearing	9,138	9,625	9,817	10,062	9,866	(487)	(728)

Total cash and cash equivalents	9,518	10,030	10,246	10,592	10,409	(512)	(891)
Investment securities (1)	28,238	28,220	27,982	27,896	27,956	18	282
Loans held-for-sale, net	337	549	179	185	209	(212)	128
Finance receivables and loans, net	139,890	137,454	134,567	133,229	133,485	2,436	6,405
Allowance for loan losses	(3,540)	(3,490)	(3,460)	(3,416)	(3,398)	(50)	(142)

Total finance receivables and loans, net	136,350	133,964	131,107	129,813	130,087	2,386	6,263
Investment in operating leases, net	8,699	8,772	8,599	7,992	7,879	(73)	820
Premiums receivable and other insurance assets	2,817	2,844	2,903	2,893	2,806	(27)	11
Other assets	11,310	11,623	10,695	10,102	11,545	(313)	(235)
Assets of operations held-for-sale (2)	—	—	—	—	2,440	—	(2,440)

Total assets	$197,269	$196,002	$191,711	$189,473	$193,331	$1,267	$3,938

Liabilities
Deposit liabilities
Noninterest-bearing	$137	$125	$174	$155	$133	$12	$4
Interest-bearing	153,015	151,524	148,236	147,711	151,295	1,491	1,720

Total deposit liabilities	153,152	151,649	148,410	147,866	151,428	1,503	1,724
Short-term borrowings	4,126	4,695	3,879	3,856	3,339	(569)	787
Long-term debt	17,349	17,070	16,749	15,876	16,465	279	884
Interest payable	852	729	1,097	912	954	123	(102)
Unearned insurance premiums and service revenue	3,665	3,656	3,648	3,627	3,563	9	102
Accrued expense and other liabilities	2,516	2,705	2,811	2,789	3,315	(189)	(799)
Liabilities of operations held-for-sale	—	—	—	—	35	—	(35)

Total liabilities	$181,660	$180,504	$176,594	$174,926	$179,099	$1,156	$2,561
Equity
Common stock and paid-in capital (3)	$15,231	$15,327	$15,310	$15,291	$15,248	$(96)	$(17)
Preferred stock	2,324	2,324	2,324	2,324	2,324	—	—
Retained earnings (accumulated deficit)	827	633	427	151	(78)	194	905
Accumulated other comprehensive loss	(2,773)	(2,786)	(2,944)	(3,219)	(3,262)	13	489

Total equity	15,609	15,498	15,117	14,547	14,232	111	1,377

Total liabilities and equity	$197,269	$196,002	$191,711	$189,473	$193,331	$1,267	$3,938

(1)	Includes Held-to-maturity securities.
(2)	Credit Card moved to Assets of Operations Held-For-Sale (HFS) on 03/31/25. Sale of Credit Card closed on 04/01/25.
(3)	Includes Treasury stock.

Note: Numbers may not foot due to rounding.

ALLY FINANCIAL INC.
CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	1Q 26	4Q 25	3Q 25	2Q 25	1Q 25	4Q 25	1Q 25
Interest-bearing cash and cash equivalents	$9,100	$8,983	$8,465	$8,888	$9,345	$117	$(245)
Investment securities and other earning assets	28,954	28,846	28,450	28,359	28,435	108	519
Loans held-for-sale, net	415	181	141	135	166	234	249
Total finance receivables and loans, net (2) (5)	137,797	135,674	133,419	132,762	135,178	2,123	2,619
Investment in operating leases, net	8,805	8,753	8,255	7,919	7,955	52	850

Total interest earning assets	185,071	182,437	178,730	178,063	181,079	2,634	3,992
Noninterest-bearing cash and cash equivalents	286	266	251	874	279	20	7
Other assets	11,510	11,654	11,699	11,367	12,078	(144)	(568)
Allowance for loan losses	(3,501)	(3,460)	(3,437)	(3,397)	(3,708)	(41)	207

Total assets	$193,366	$190,897	$187,243	$186,907	$189,728	$2,469	$3,638

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$144,106	$141,750	$142,364	$143,492	$143,914	$2,356	$192
Other interest-bearing deposit liabilities (3)	7,616	7,123	5,127	4,806	6,581	493	1,035

Total Interest-bearing deposit liabilities	151,722	148,873	147,491	148,298	150,495	2,849	1,227
Short-term borrowings	1,941	1,794	897	475	124	147	1,817
Long-term debt (4)	17,049	17,249	16,375	16,129	17,245	(200)	(196)

Total interest-bearing liabilities (4)	170,712	167,916	164,763	164,902	167,864	2,796	2,848
Noninterest-bearing deposit liabilities	145	155	169	146	145	(10)	—
Other liabilities	6,727	7,320	7,362	7,463	7,529	(593)	(802)

Total liabilities	$177,584	$175,391	$172,294	$172,511	$175,538	$2,193	$2,046
Equity
Total equity	$15,782	$15,506	$14,949	$14,396	$14,190	$276	$1,592

Total liabilities and equity	$193,366	$190,897	$187,243	$186,907	$189,728	$2,469	$3,638

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits.
(4)	Includes average Core OID balance of $661 million in 1Q26, $679 million in 4Q25, $696 million in 3Q25, $713 million in 2Q25, and $729 million in 1Q25.
(5)

Includes the effects of finance receivables and loans, net that were transferred to loans held-for-sale, net and subsequently transferred to assets of operations held-for-sale as of 03/31/25. The sale of card closed 04/01/25.

Note: Numbers may not foot due to rounding.